UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: September 9, 2005
Date of Earliest Event Reported: September 8, 2005
Dresser-Rand Group Inc.
(Exact name of registrant as specified in its Charter)

Delaware	001-32586	20-1780492
(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Paul Clark Drive, Olean, New York	14760
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	716-375-3000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure
On September 8, 2005, Dresser-Rand Group Inc. completed the acquisition of substantially all of the assets of the Tuthill Energy Systems division of Tuthill Corporation. A copy of the press release, dated September 9, 2005 is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(d) Exhibit Description
     99.1      Press Release of Dresser-Rand Group Inc. dated September 9, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Dresser-Rand Group Inc.
By:	Randy D. Rinicella
Name: Randy D. Rinicella
Title: Vice President, General Counsel and Secretary

Date: September 9, 2005

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Dresser-Rand Group Inc. dated September 9, 2005